UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2009

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File No.)	20-2697511 (I.R.S. Employer Identification Number)

4 Parkway North, Suite 400 Deerfield, IL (Address of principal executive office)		60015 (Zip Code)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective January 1, 2009, CF Industries Holding, Inc. (Company) adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51” (SFAS No. 160) and FSP No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (FSP No. EITF 03-6-1).  SFAS No. 160 requires the recognition of a noncontrolling interest as equity in the consolidated financial statements and separate from the parent’s equity.  The amount of net income attributable to the noncontrolling interest is included in consolidated net income on the face of the income statement.  FSP No. EITF 03-6-1 requires that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents are participating securities and are included in the computation of earnings per share pursuant to the two-class method.   The presentation and disclosure requirements of SFAS No. 160 and FSP No. EITF 03-6-1 are required to be applied retrospectively for all periods presented.

The Company’s Annual Report on Form 10-K (2008 Form 10-K) was filed with the Securities and Exchange Commission (SEC) on February 26, 2009.  The Company’s consolidated financial statements for each of the years ended December 31, 2008, 2007 and 2006 along with the Report of Independent Registered Public Accounting Firm, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Selected Financial Data from the Company’s 2008 Form 10-K, which have been revised to reflect the retrospective application of SFAS No. 160 and FSP No. EITF 03-6-1, have been included herein as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

The financial statements and other information included in this Current Report on Form 8-K supersedes the financial statements and other information in the Company’s 2008 Form 10-K. This Current Report does not update for changes in circumstances or other developments since the filing of our 2008 Form 10-K. For developments since the filing of the Company’s 2008 Form 10-K, refer to subsequent 2009 Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm.

99.1

Revised Consolidated Financial Statements for the years ended December 31, 2008, 2007 and 2006, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 27, 2009	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm.

99.1

Revised Consolidated Financial Statements for the years ended December 31, 2008, 2007 and 2006, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Selected Financial Data.